CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
Evergreen


     We consent to the use of our reports incorporated herein by reference and to the references to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the prospectus/proxy statement.

                                             /s/ KPMG Peat Marwick LLP

                                             KPMG Peat Marwick LLP
Boston, Massachusetts
April 12, 1999